UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

PRIORITY HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-23249	35-1927379

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

250 Technology Park
Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (407) 804-6700

Not Applicable
        (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7	REGULATION FD
ITEM 7.01	REGULATION FD DISCLOSURE

        On September 8, 2004, Priority Healthcare Corporation (the “Company”) issued a press release announcing its 3rd quarter update related to sales and earnings guidance for the quarter ending October 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description

99.1	Press Release regarding 3rd Quarter Update.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004	PRIORITY HEALTHCARE CORPORATION

BY:	/s/ STEPHEN M. SAFT Name: Stephen M. Saft Title: Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release regarding 3rd Quarter Update.